Report Name - 10F-3

Fund - Sal Bros High Yield Bond Fund

                                Period : 07/01/05 through 12/31/05


                                    ID : 584
                           Issuer Name : Domtar Inc. (8/15/15)
                            Trade Date : 08/02/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 4,325,000.00
                        Purchase Price : 99.904
                    % Received by Fund : 1.081%
                        % of Issue (1) : 5.000%
        Other Participant Accounts (2) :      15,675,000.00
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Domtar Inc. (due 8/15/15)
                            Trade Date : 08/02/05
                 Joint/Lead Manager(s) : Citigroup
                                         JP Morgan
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 537
                           Issuer Name : Grant Prideco Inc. (8/15/15)
                            Trade Date : 07/14/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 2,175,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 1.088%
                        % of Issue (1) : 2.540%
        Other Participant Accounts (2) :       2,905,000.00
                      Issue Amount (2) :     200,000,000.00
          Total Received All Funds (2) :       5,080,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Grant Prideco Inc. (due 8/15/15)
                            Trade Date : 07/14/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                         Co-Manager(s) : JP Morgan Securities
                                         Natexis Bleichroeder Inc
                         Selling Group : N/A


                                    ID : 592
                           Issuer Name : Nell AF SARL (8/15/15)
                            Trade Date : 08/04/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 4,800,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.780%
                        % of Issue (1) : 2.507%
        Other Participant Accounts (2) :      10,620,000.00
                      Issue Amount (2) :     615,000,000.00
          Total Received All Funds (2) :      15,420,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Nell AF SARL (due 8/15/15)
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston (Europe)
                                         Merrill Lynch International Ltd
                         Co-Manager(s) : ABN Amro
                                         Citigroup Global Markets Ltd
                                         Deutsche Bank AG London
                         Selling Group : N/A


                                    ID : 643
                           Issuer Name : Pogo Producing Co. (10/1/17)
                            Trade Date : 09/21/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 2,425,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.485%
                        % of Issue (1) : 2.000%
        Other Participant Accounts (2) :       7,575,000.00
                      Issue Amount (2) :     500,000,000.00
          Total Received All Funds (2) :      10,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Pogo Producing Co. (10/1/17)
                            Trade Date : 09/21/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                                         Banc of America Securities LLC
                                         Citigroup
                                         Harris Nesbitt
                         Co-Manager(s) : BNP Paribas
                                         Scotia Capital Inc
                                         TD Securities
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 556
                           Issuer Name : SunGard Data Systems Inc. (8/15/13)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 2,775,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.173%
                        % of Issue (1) : 1.028%
        Other Participant Accounts (2) :      13,675,000.00
                      Issue Amount (2) :   1,600,000,000.00
          Total Received All Funds (2) :      16,450,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (due 8/15/13)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets, Inc.
                         Selling Group : N/A